Exhibit 13.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Fusion Fuel Green PLC (“Parent”) on Form 20-F for the year ended December 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operation of Parent.

Dated: April 30, 2024

By:	/s/ Gavin Jones
Gavin Jones
Chief Financial Officer
(Principal Financial and Accounting Officer)